UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  02/14/2008

Ansoft Corporation
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-27874

Delaware	721001909
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

225 West Station Square Drive, Suite 200
Pittsburgh, PA 15219
(Address of Principal Executive Offices, Including Zip Code)

412-261-3200
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 2.02.    Results of Operations and Financial Condition

On February 14, 2008, Ansoft Corporation issued a press release announcing its financial results for the third quarter ended January 31, 2008. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall in no way be deemed to be "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended.

Item 9.01.    Financial Statements and Exhibits

Exhibit 99.1-Press Release Dated February 14, 2008

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Ansoft Corporation

Date: February 15, 2008.	By:	/s/ Nicholas Csendes
Nicholas Csendes
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Ansoft Corporation Press Release Dated February 14, 2008